PACE® Select Advisors Trust

Summary Prospectus Supplement | May 17, 2023

Supplement to the summary prospectus relating to Class A and Class Y shares (the "Summary Prospectus") dated November 28, 2022, as supplemented.

Includes:

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE® Alternative Strategies Investments (the "fund"), a series of PACE Select Advisors Trust, regarding the portfolio management team for UBS Asset Management (Americas) Inc., the fund's manager ("UBS AM"). Effective as of May 12, 2023, Gina Toth is no longer a portfolio manager for the fund.

Effective immediately, the Summary Prospectus is hereby revised as follows:

All references to Gina Toth in the Summary Prospectus are hereby deleted.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1223

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UBS Asset Management (Americas) Inc.